SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): March 8, 2004 (March 8, 2004)

                                 Arch Coal, Inc.
             (Exact name of registrant as specified in its charter)

  Delaware                           1-13105                    43-0921172
--------------------        ---------------------------         ----------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)


            One CityPlace Drive, Suite 300, St. Louis, Missouri 63141
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (314) 994-2700











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Item 5. Other  Events.

     On March 8, 2004, Arch Coal, Inc. (the "Company"), announced via press release that it has agreed to sell Triton Coal Company's Buckskin mine to Kiewit Mining Acquisition Company for a purchase price of $82.0 million, contingent upon the Company's acquisition of Vulcan Coal Holdings, which owns all of the equity of Triton Coal Company.


Item 7.  Exhibits.

         (c) The following Exhibit is filed with this Current Report on Form
8-K:

          Exhibit No.               Description
            99                        Press Release dated as of March 8, 2004


























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 8, 2004                       ARCH COAL, INC.



                                         By:    /s/ Janet L. Horgan
                                            ------------------------------------
                                               Janet L.Horgan
                                               Assistant General Counsel and
                                                Assistant Secretary



























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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                ------------
99                         Press Release dated as of March 8, 2004


































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
                                                                      Exhibit 99

News from
Arch Coal, Inc.
--------------------------------------------------------------------------------
                                                        FOR FURTHER INFORMATION:

                                       Media Relations - Kim Link (314) 994-2936
                                  Investor Relations - Deck Slone (314) 994-2717

                                                           FOR IMMEDIATE RELEASE

                 Arch Coal Discloses Agreement To Sell Triton's
            Buckskin Mine, Contingent Upon the Acquisition of Vulcan


     ST. LOUIS (March 8, 2004) - In its 2003 annual report being filed today with the Securities and Exchange Commission, Arch Coal, Inc. (NYSE: ACI) disclosed that it had signed an agreement in late January to sell Triton Coal
Company's Buckskin mine to Kiewit Mining Acquisition Company for a purchase price of $82.0 million. The transaction is contingent upon the completion of Arch's acquisition of Vulcan Coal Holdings, which owns all of the equity of Triton Coal Company.

     On May 29, 2003, Arch Coal signed a definitive agreement to acquire Vulcan Coal Holdings LLC. That transaction is currently under review by the Federal Trade Commission. Triton is the nation's seventh largest coal producer and the operator of the North Rochelle and Buckskin mines in Wyoming's Powder River Basin.

     The Federal Trade Commission was informed in early December 2003 that Arch was contemplating the sale of the Buckskin mine to Kiewit Mining, and was subsequently notified in late January 2004 that an agreement had been signed.

     The North Rochelle mine shares a 5.5-mile property line with Arch's existing Black Thunder mine. The potential future integration of the two mines creates tremendous opportunities for cost savings and synergies.

     Kiewit Mining Acquisition Company is a subsidiary of Peter Kiewit Sons' Inc.'s Kiewit Mining Group, located in Omaha, Neb.

     St. Louis-based Arch Coal is the nation's second largest coal producer and mines low-sulfur coal exclusively. Through its subsidiary operations in West Virginia, Kentucky, Virginia, Wyoming, Colorado and Utah, Arch provides the fuel for approximately 6 percent of the electricity generated in the United States.


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Forward-Looking  Statements:  Statements  in this  press  release  which are not statements of historical fact are forward-looking statements within the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information currently available to, and expectations and assumptions deemed reasonable by, the company. Because these forward-looking statements are subject to various risks and uncertainties, actual results may differ materially from those projected in the statements.
These  expectations,   assumptions  and  uncertainties  include:  the  company's
expectation that it will be able to consummate its acquisition of Vulcan Coal Holdings ; and the other risks and uncertainties which are described from time to time in the company's reports filed with the Securities and Exchange Commission.